UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06403

Morgan Stanley Emerging Markets Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Arthur Lev 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		201-830-8894

Date of fiscal year end:	December 31, 2012

Date of reporting period:	December 31, 2012

Item 1 - Report to Shareholders

Morgan Stanley Emerging Markets Fund, Inc.

Directors

Frank L. Bowman

Michael Bozic

Kathleen A. Dennis

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

Michael E. Nugent

W. Allen Reed

Fergus Reid

Officers

Michael E. Nugent

Chairperson of the Board and Director

Arthur Lev

President and Principal
Executive Officer

Mary Ann Picciotto

Chief Compliance Officer

Stefanie V. Chang Yu

Vice President

Francis J. Smith

Treasurer and Principal
Financial Officer

Mary E. Mullin

Secretary

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Stockholder Servicing Agent

Computershare Trust Company, N.A.
250 Royall Street
Canton, Massachusetts 02021

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call toll free 1 (800) 231-2608 or visit our website at www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2013 Morgan Stanley.

INVESTMENT MANAGEMENT

Morgan Stanley

Emerging Markets Fund, Inc.

NYSE: MSF

Morgan Stanley

Investment Management Inc.

Adviser

Annual
Report

December 31, 2012

CEMSFANN
IU13-00410P-Y12/12

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2012

Table of Contents

Letter to Stockholders	3
Portfolio of Investments	5
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	27
Portfolio Management	28
Investment Policy	29
Dividend Reinvestment and Cash Purchase Plan	31
U.S. Privacy Policy	32
Director and Officer Information	36

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2012

Letter to Stockholders (unaudited)

Performance

For the year ended December 31, 2012, the Morgan Stanley Emerging Markets Fund, Inc. (the "Fund") had total returns of 19.85%, based on net asset value, and 20.59% based on market value per share (including reinvestment of distributions), compared to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Net Index (the "Index"),* which returned 18.22%. On December 31, 2012, the closing price of the Fund's shares on the New York Stock Exchange was $15.50, representing a 9.7% discount to the Fund's net asset value per share. Past performance is no guarantee of future results. Please keep in mind that double-digit returns are highly unusual and cannot be sustained.

Factors Affecting Performance

•  Our emerging markets (EM) equity portfolio construction in 2012 took into consideration many factors including the struggling economic recovery in many of the developed countries along with our assessment that the U.S. economy would prove more resilient than consensus expected; the challenges from less accessibility to credit in the developed world; overall slowdown of EM economies in aggregate; and our conviction in the continued decline from the historic peaks of most commodities prices with the exception of much of the agricultural area. In this environment, we remained focused on seeking sources of quality, stable growth in our portfolio.

•  The primary contributors to the portfolio's returns in 2012 were stock selection in Taiwan and underweight allocation to the country; overweight allocation to the Philippines; underweight allocation to Brazil; and stock selection in Indonesia, India, Mexico, Russia and South Africa. An overweight to Turkey also contributed positively as did an overweight to Thailand to a lesser extent.

•  Chiefly detracting from results was our stock selection in Korea. Our stock selection in China and an underweight allocation to the country also detracted from performance. While the underweight to China had benefited the portfolio for most of the year, the country's sharp rally in the fourth quarter hurt the portfolio's performance for the full year.

Management Strategies

•  We maintained the portfolio's overweight to countries we believe are resilient or growing domestic demand, effective leadership and underpenetrated credit markets. We have long positioned our portfolio with the expectation that China cannot sustain either its gross domestic product (GDP) growth levels of the past decade or its historically high appetite for commodities. Over the course of 2012, we further decreased the portfolio's exposure to China, owing to our concern about its slowing economy, the lack of focus on return on equity by much of the state-controlled equity market, and a rising overall debt burden driven primarily by state-owned enterprises and local governments.

•  By contrast, we continued to favor countries where policy reform, rising GDP per capita and productivity gains supported growth and stable company earnings. We generally favored and thus kept an overweight to those countries whose current account balances were benefiting from a decline from the peak cost of their energy import bills, such as Turkey and India. The portfolio was also overweight the Philippines, Indonesia and Thailand, and weighted slightly above the benchmark in South Korea.

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2012

Letter to Stockholders (unaudited) (cont'd)

•  Country allocation decisions also included determining each country's ability to translate growth into equity returns, as well as a thorough assessment of currency valuations. In our view, South Korea's currency, for example, has remained relatively undervalued, becoming more competitive over the past decade and thus supportive for quality companies' selective exports of automobiles, electronics and other consumer discretionary goods. Such manufactured products have found strong demand pull in other EM countries. By contrast, the currencies of Brazil and Russia have more than doubled in value over the past decade on the past commodities boom. While the real and ruble gave back some of their gains in 2012, they remained overvalued relative to their own history and those of other countries. Along with China, the portfolio's other largest relative country underweights were Brazil and Taiwan. The portfolio was also underweight Russia and South Africa, where we have long been concerned about deteriorating political and macro developments.

•  Our process, of course, has always allowed our portfolio managers to exercise judgment in determining the weightings of the companies they choose to hold among the various sectors. Being underweight financials in aggregate — at roughly 20 percent on average versus the MSCI Emerging Markets benchmark weight of 25 percent — detracted slightly from the year's performance. Underscoring how important our portfolio construction is at the country level, however, our stock selection within financials was the year's single largest contribution to relative performance at the sector level. Simply put, this shows our track record of determining what drives the financial cycle in individual countries and in choosing banks and other financials we believed would benefit the portfolio. By mid-year, we acknowledged that consumer staples had become a consensus overweight, and we began to trim some names where we determined that earnings were not likely to justify their multiples. As alternatives, we sought opportunities in health care companies and select financials, including insurance companies and banks. We also bought agriculture-related names and energy plays where we expected fundamental industry changes to potentially improve margins.**

•  In sharp contrast to the first half of 2011, markets in 2012 showed a significant increase in divergence between the best performers and the worst. We were encouraged that investors paid attention to fundamental differences between countries and companies. We believed the trend in dispersion would continue to rise, and active management would be rewarded during the year. We managed the portfolio in 2012 believing that emerging markets were entering an era marked by more moderate GDP growth (about 5 percent on average), more volatile business cycles and the continued breakup of the herd behavior that had marked the first several years following the global financial crisis.

Sincerely,

Arthur Lev
President and Principal Executive Officer  January 2013

*The Morgan Stanley Capital International (MSCI) Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Net Index currently consists of 21 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index.

**Country and sector weightings are subject to change.

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2012

Portfolio of Investments

	Shares	Value (000)
COMMON STOCKS (98.1%)
Austria (0.2%)
Insurance
Vienna Insurance Group AG Wiener Versicherung Gruppe	7,709	$414
Brazil (8.0%)
Beverages
Cia de Bebidas das Americas (Preference) ADR	88,200	3,704
Commercial Banks
Banco Bradesco SA (Preference)	157,800	2,748
Food & Staples Retailing
Raia Drogasil SA	72,800	823
Food Products
BRF — Brasil Foods SA	205,722	4,329
Household Durables
PDG Realty SA Empreendimentos e Participacoes	357,800	591
Metals & Mining
Vale SA (Preference)	17,252	351
Vale SA (Preference) ADR	92,888	1,886
Vale SA ADR	13,100	274
		2,511
Oil, Gas & Consumable Fuels
Petroleo Brasileiro SA	59,839	586
Petroleo Brasileiro SA (Preference)	240,232	2,324
Petroleo Brasileiro SA ADR	58,800	1,145
Ultrapar Participacoes SA	62,260	1,397
		5,452
		20,158
Chile (1.9%)
Chemicals
Sociedad Quimica y Minera de Chile SA ADR	32,700	1,885
Independent Power Producers & Energy Traders
Empresa Nacional de Electricidad SA	607,801	993
Multi-line Retail
SACI Falabella	185,669	1,916
		4,794
	Shares	Value (000)
China (11.0%)
Beverages
Tsingtao Brewery Co., Ltd. H Shares (a)(b)	218,000	$1,293
Commercial Banks
Bank of China Ltd. H Shares (a)	4,551,000	2,060
China Construction Bank Corp. H Shares (a)	3,036,810	2,475
		4,535
Food Products
China Mengniu Dairy Co., Ltd. (a)	586,000	1,667
Tingyi Cayman Islands Holding Corp. (a)(b)	210,000	585
Uni-President China Holdings Ltd. (a)	242,000	257
		2,509
Health Care Providers & Services
Shanghai Pharmaceuticals Holding Co., Ltd. H Shares (a)	592,800	1,141
Insurance
China Life Insurance Co., Ltd. H Shares (a)	612,000	2,019
China Pacific Insurance Group Co., Ltd. H Shares (a)	729,000	2,734
		4,753
Internet Software & Services
Qihoo 360 Technology Co., Ltd. ADR (b)(c)	23,000	683
Tencent Holdings Ltd. (a)(b)	107,900	3,511
		4,194
Oil, Gas & Consumable Fuels
China Coal Energy Co., Ltd. H Shares (a)	385,000	431
China Shenhua Energy Co., Ltd. H Shares (a)	149,000	665
CNOOC Ltd. (a)	896,000	1,967
		3,063
Personal Products
Hengan International Group Co., Ltd. (a)(b)	40,000	361
Pharmaceuticals
Sino Biopharmaceutical (a)	772,000	371

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2012

Portfolio of Investments (cont'd)

	Shares	Value (000)
China (cont'd)
Real Estate Management & Development
China Overseas Land & Investment Ltd. (a)(b)	396,000	$1,200
Specialty Retail
Belle International Holdings Ltd. (a)	592,000	1,307
Chow Tai Fook Jewellery Group Ltd. (a)(b)	342,600	559
		1,866
Textiles, Apparel & Luxury Goods
Daphne International Holdings Ltd. (a)(b)	178,000	247
Wireless Telecommunication Services
China Mobile Ltd. (a)	182,000	2,132
		27,665
Colombia (1.1%)
Construction Materials
Cemex Latam Holdings SA (c)	105,867	682
Diversified Financial Services
Grupo de Inversiones Suramericana SA	33,700	726
Grupo de Inversiones Suramericana SA (Preference)	28,800	637
		1,363
Food & Staples Retailing
Almacenes Exito SA	30,306	612
		2,657
Hong Kong (0.8%)
Textiles, Apparel & Luxury Goods
Samsonite International SA	924,000	1,933
Hungary (0.9%)
Pharmaceuticals
Richter Gedeon Nyrt	13,078	2,157
India (8.2%)
Automobiles
Tata Motors Ltd.	389,089	2,228
Chemicals
Asian Paints Ltd.	16,037	1,307
Commercial Banks
HDFC Bank Ltd.	226,574	2,815
IndusInd Bank Ltd.	206,871	1,579
		4,394
	Shares	Value (000)
Construction & Engineering
Larsen & Toubro Ltd.	39,466	$1,172
Construction Materials
ACC Ltd.	55,638	1,460
Information Technology Services
Tata Consultancy Services Ltd.	59,831	1,375
Media
Zee Entertainment Enterprises Ltd.	173,952	704
Metals & Mining
Tata Steel Ltd.	152,858	1,194
Oil, Gas & Consumable Fuels
Reliance Industries Ltd.	42,520	659
Pharmaceuticals
Dr. Reddy's Laboratories Ltd.	22,840	763
Glenmark Pharmaceuticals Ltd.	190,121	1,843
Sun Pharmaceutical Industries Ltd.	96,581	1,300
		3,906
Tobacco
ITC Ltd.	394,666	2,069
		20,468
Indonesia (4.6%)
Commercial Banks
Bank Tabungan Negara Persero Tbk PT	6,511,891	977
Construction Materials
Semen Gresik Persero Tbk PT	652,000	1,074
Diversified Telecommunication Services
Telekomunikasi Indonesia Persero Tbk PT	504,500	475
Food Products
Indofood Sukses Makmur Tbk PT	1,975,500	1,201
Oil, Gas & Consumable Fuels
Adaro Energy Tbk PT	3,941,500	653
Harum Energy Tbk PT	481,500	301
		954
Pharmaceuticals
Kalbe Farma Tbk PT	11,556,000	1,276
Real Estate Management & Development
Lippo Karawaci Tbk PT	20,062,000	2,084
Tobacco
Gudang Garam Tbk PT	209,000	1,224

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2012

Portfolio of Investments (cont'd)

	Shares	Value (000)
Indonesia (cont'd)
Wireless Telecommunication Services
Indosat Tbk PT	3,349,000	$2,244
		11,509
Korea, Republic of (15.7%)
Aerospace & Defense
Korea Aerospace Industries Ltd. (c)	9,970	243
Air Freight & Logistics
Hyundai Glovis Co., Ltd. (c)	6,340	1,319
Airlines
Korean Air Lines Co., Ltd. (c)	18,749	797
Auto Components
Mando Corp. (c)	4,075	492
Automobiles
Hyundai Motor Co. (c)	21,819	4,491
Chemicals
Cheil Industries, Inc. (c)	10,900	965
LG Chem Ltd. (c)	4,925	1,531
		2,496
Commercial Banks
Shinhan Financial Group Co., Ltd. (c)	20,641	751
Construction & Engineering
Hyundai Engineering & Construction Co., Ltd. (c)	27,022	1,780
Diversified Telecommunication Services
KT Corp. (c)	17,800	592
LG Uplus Corp. (c)	53,270	389
		981
Electronic Equipment, Instruments & Components
LG Display Co., Ltd. (c)	24,170	698
Food & Staples Retailing
GS Retail Co., Ltd. (c)	21,140	593
Food Products
Orion Corp (c)	473	486
Household Durables
Woongjin Coway Co., Ltd. (c)	25,567	1,043
Household Products
LG Household & Health Care Ltd. (c)	2,258	1,389
Information Technology Services
SK C&C Co., Ltd. (c)	10,915	1,056
	Shares	Value (000)
Insurance
Samsung Fire & Marine Insurance Co., Ltd.	4,538	$925
Samsung Life Insurance Co., Ltd.	2,657	235
		1,160
Machinery
Hyundai Heavy Industries Co., Ltd. (c)	3,833	875
Media
Cheil Worldwide, Inc. (c)	25,280	510
SM Entertainment Co. (c)	18,902	809
		1,319
Semiconductors & Semiconductor Equipment
Samsung Electronics Co., Ltd.	9,197	13,163
Samsung Electronics Co., Ltd. (Preference)	2,670	2,135
		15,298
Software
NCSoft Corp. (c)	6,845	970
Nexon Co., Ltd. (c)	121,700	1,228
		2,198
		39,465
Malaysia (2.2%)
Commercial Banks
CIMB Group Holdings Bhd	721,400	1,802
Construction & Engineering
Gamuda Bhd	955,900	1,140
IJM Corp., Bhd	537,500	878
		2,018
Health Care Providers & Services
IHH Healthcare Bhd (c)	739,500	818
Media
Astro Malaysia Holdings Bhd	934,700	920
		5,558
Mexico (5.3%)
Chemicals
Mexichem SAB de CV	371,312	2,063
Commercial Banks
Grupo Financiero Santander Mexico SAB de CV ADR (c)	157,200	2,544
Construction Materials
Cemex SAB de CV ADR (c)	174,400	1,721

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2012

Portfolio of Investments (cont'd)

	Shares	Value (000)
Mexico (cont'd)
Food & Staples Retailing
Wal-Mart de Mexico SAB de CV Series V	1,237,800	$4,039
Industrial Conglomerates
Alfa SAB de CV	602,300	1,281
Media
Grupo Televisa SAB ADR	60,700	1,613
		13,261
Panama (0.5%)
Airlines
Copa Holdings SA, Class A	12,200	1,213
Peru (1.2%)
Commercial Banks
Credicorp Ltd.	20,930	3,068
Philippines (5.6%)
Commercial Banks
BDO Unibank, Inc. (c)	1,036,040	1,841
Metropolitan Bank & Trust	421,319	1,050
		2,891
Diversified Financial Services
Metro Pacific Investments Corp.	17,266,000	1,876
Hotels, Restaurants & Leisure
Bloomberry Resorts Corp. (c)	4,378,800	1,408
Industrial Conglomerates
DMCI Holdings, Inc.	1,288,340	1,691
SM Investments Corp.	129,460	2,783
		4,474
Transportation Infrastructure
International Container Terminal Services, Inc.	587,000	1,059
Wireless Telecommunication Services
Philippine Long Distance Telephone Co.	38,810	2,396
		14,104
Poland (3.6%)
Diversified Telecommunication Services
Telekomunikacja Polska SA	436,321	1,728
Food & Staples Retailing
Jeronimo Martins SGPS SA	141,135	2,724
	Shares	Value (000)
Insurance
Powszechny Zaklad Ubezpieczen SA	20,065	$2,849
Oil, Gas & Consumable Fuels
Polskie Gornictwo Naftowe i Gazownictwo SA (c)	956,040	1,627
		8,928
Qatar (0.5%)
Industrial Conglomerates
Industries Qatar QSC	32,100	1,370
Russia (3.6%)
Energy Equipment & Services
Eurasia Drilling Co., Ltd. GDR	29,125	1,045
Oil, Gas & Consumable Fuels
Gazprom OAO ADR	150,736	1,445
Lukoil OAO ADR	65,074	4,351
Rosneft OAO (Registered GDR)	258,162	2,331
		8,127
		9,172
South Africa (4.7%)
Beverages
SABMiller PLC	46,787	2,151
Food & Staples Retailing
Clicks Group Ltd.	167,843	1,314
Pick n Pay Stores Ltd. (b)	165,888	877
		2,191
Food Products
AVI Ltd.	120,105	847
Health Care Providers & Services
Life Healthcare Group Holdings Ltd.	246,500	990
Media
Naspers Ltd., Class N	34,487	2,216
Metals & Mining
AngloGold Ashanti Ltd.	30,781	962
AngloGold Ashanti Ltd. ADR	1,880	59
		1,021
Oil, Gas & Consumable Fuels
Sasol Ltd.	53,600	2,327
		11,743
Switzerland (0.7%)
Textiles, Apparel & Luxury Goods
Swatch Group AG (The)	3,506	1,804

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2012

Portfolio of Investments (cont'd)

	Shares	Value (000)
Taiwan (6.8%)
Chemicals
Formosa Plastics Corp.	267,000	$726
Commercial Services & Supplies
Cleanaway Co., Ltd.	75,000	495
Computers & Peripherals
Asustek Computer, Inc.	138,960	1,569
Construction Materials
Taiwan Cement Corp.	716,000	961
Diversified Consumer Services
Lung Yen Life Service Corp.	176,000	568
Diversified Financial Services
Chailease Holding Co., Ltd.	505,000	1,163
Chailease Holding Co., Ltd. GDR (c)	30,900	354
		1,517
Electronic Equipment, Instruments & Components
Hon Hai Precision Industry Co., Ltd.	495,646	1,528
Food Products
Uni-President Enterprises Corp.	1,025,494	1,886
Health Care Providers & Services
CHC Healthcare Group	25,000	103
Insurance
China Life Insurance Co., Ltd. (c)	944,566	866
Real Estate Management & Development
Ruentex Development Co., Ltd.	71,000	147
Semiconductors & Semiconductor Equipment
MediaTek, Inc.	41,000	459
MStar Semiconductor, Inc.	144,000	1,085
Siliconware Precision Industries Co.	189,000	202
Taiwan Semiconductor Manufacturing Co., Ltd.	1,467,455	4,911
		6,657
		17,023
Thailand (4.9%)
Commercial Banks
Bangkok Bank PCL NVDR	395,600	2,540
Bank of Ayudhya PCL (Foreign)	1,447,100	1,548
Bank of Ayudhya PCL NVDR	938,300	1,002
Kasikornbank PCL (Foreign)	98,900	628
		5,718
	Shares	Value (000)
Multi-line Retail
Robinson Department Store PCL	304,200	$660
Oil, Gas & Consumable Fuels
Banpu PCL	185,550	2,439
Banpu PCL NVDR	5,200	70
		2,509
Real Estate Management & Development
Land and Houses PCL NVDR	7,586,800	2,427
Supalai PCL	1,700,600	987
		3,414
		12,301
Turkey (4.4%)
Beverages
Anadolu Efes Biracilik Ve Malt Sanayii AS	226,830	3,273
Commercial Banks
Turkiye Garanti Bankasi AS	919,950	4,786
Diversified Financial Services
Haci Omer Sabanci Holding AS	380,276	2,102
Oil, Gas & Consumable Fuels
Tupras Turkiye Petrol Rafinerileri AS	29,057	841
		11,002
United States (1.7%)
Food Products
Mead Johnson Nutrition Co. (b)	27,829	1,834
Hotels, Restaurants & Leisure
Yum! Brands, Inc.	36,038	2,393
		4,227
TOTAL COMMON STOCKS (Cost $209,870)		245,994
INVESTMENT COMPANY (0.6%)
India (0.6%)
Morgan Stanley Growth Fund (See Note F) (c) (Cost $238)	1,343,866	1,629
SHORT-TERM INVESTMENTS (3.5%)
Investment Company (1.8%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note F) (Cost $4,471)	4,470,827	4,471

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2012

Portfolio of Investments (cont'd)

	Shares	Value (000)
Securities held as Collateral on Loaned Securities (1.7%)
Investment Company (1.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note F)	3,955,949	$3,956
	Face Amount (000)
Repurchase Agreements (0.1%)
Barclays Capital, Inc., (0.20%, dated 12/31/12, due 1/2/13; proceeds $224; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 2.00% due 1/31/16; valued at $229)	$224	224
Merrill Lynch & Co., Inc., (0.20%, dated 12/31/12, due 1/2/13; proceeds $157; fully collateralized by a U.S. Government Agency; Federal National Mortgage Association 2.50% due 8/1/27; valued at $160)	157	157
		381
TOTAL SECURITIES HELD AS COLLATERAL ON LOANED SECURITIES (Cost $4,337)		4,337
TOTAL SHORT-TERM INVESTMENTS (Cost $8,808)		8,808
TOTAL INVESTMENTS (102.2%) (Cost $218,916) Including $4,363 of Securities Loaned (d)(e)		256,431
LIABILITIES IN EXCESS OF OTHER ASSETS (-2.2%)		(5,496)
NET ASSETS (100.0%)		$250,935

(a)  Security trades on the Hong Kong exchange.

(b)  All or a portion of this security was on loan at December 31, 2012.

(c)  Non-income producing security.

(d)  Securities are available for collateral in connection with open foreign currency exchange contracts.

(e)  The approximate fair value and percentage of net assets, $211,114,000 and 84.1%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

NVDR  Non-Voting Depositary Receipt.

Foreign Currency Exchange Contracts Information:

The Fund had the following foreign currency exchange contracts open at December 31, 2012 :

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (000)
State Street Bank and Trust Co.	JPY	53,382	$616	1/24/13	USD	634	$634	$18
State Street Bank and Trust Co.	JPY	23,633	273	1/24/13	USD	274	274	1
			$889				$908	$19

JPY —  Japanese Yen

USD —  United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	62.4%
Commercial Banks	13.6
Oil, Gas & Consumable Fuels	10.1
Semiconductors & Semiconductor Equipment	8.7
Food Products	5.2
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2012.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open foreign currency exchange contracts with total unrealized appreciation of approximately $19,000.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2012

Financial Statements

Statement of Assets and Liabilities	December 31, 2012 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $210,251)	$246,375
Investment in Securities of Affiliated Issuers, at Value (Cost $8,665)	10,056
Total Investments in Securities, at Value (Cost $218,916)	256,431
Foreign Currency, at Value (Cost $123)	123
Cash	154
Receivable for Investments Sold	1,693
Dividends Receivable	198
Unrealized Appreciation on Foreign Currency Exchange Contracts	19
Tax Reclaim Receivable	8
Receivable from Affiliate	1
Other Assets	4
Total Assets	258,631
Liabilities:
Collateral on Securities Loaned, at Value	4,491
Payable for Investments Purchased	1,272
Dividends Declared	1,200
Payable for Advisory Fees	258
Deferred Capital Gain Country Tax	234
Payable for Custodian Fees	98
Payable for Professional Fees	66
Repurchase of Shares	33
Payable for Tender Offer Fees	10
Payable for Administration Fees	7
Payable for Stockholder Servicing Agent Fees	1
Other Liabilities	26
Total Liabilities	7,696
Net Assets
Applicable to 14,612,934 Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$250,935
Net Asset Value Per Share	$17.17
Net Assets Consist of:
Common Stock	$146
Paid-in-Capital	225,170
Distributions in Excess of Net Investment Income	(1,549)
Accumulated Net Realized Loss	(11,594)
Unrealized Appreciation (Depreciation) on:
Investments (Net of approximately $234 Deferred Capital Gain Country Tax)	37,355
Investments in Affiliates	1,391
Foreign Currency Exchange Contracts	19
Foreign Currency Translations	(3)
Net Assets	$250,935
(1) Including:
Securities on Loan, at Value:	$4,363

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2012

Financial Statements (cont'd)

Statement of Operations	Year Ended December 31, 2012 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $705 of Foreign Taxes Withheld)	$5,217
Income from Securities Loaned — Net	112
Dividends from Securities of Affiliated Issuers	11
Interest from Securities of Unaffiliated Issuers	1
Total Investment Income	5,341
Expenses:
Advisory Fees (Note B)	3,162
Custodian Fees (Note D)	363
Administration Fees (Note C)	202
Professional Fees	180
Tender Offer Fees (Note G)	89
Stockholder Reporting Expenses	44
Stockholder Servicing Agent Fees	8
Directors' Fees and Expenses	8
Other Expenses	56
Total Expenses	4,112
Waiver of Administration Fees (Note C)	(117)
Rebate from Morgan Stanley Affiliate (Note F)	(27)
Expense Offset (Note D)	(— @)
Net Expenses	3,968
Net Investment Income	1,373
Realized Gain (Loss):
Investments Sold (Net of Capital Gain Country Tax of approximately $230)	12,405
Investments in Affiliates	507
Foreign Currency Exchange Contracts	(29)
Foreign Currency Transactions	(128)
Net Realized Gain	12,755
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax Accruals of approximately $120)	28,912
Investments in Affiliates	(33)
Foreign Currency Exchange Contracts	19
Foreign Currency Translations	(3)
Net Change in Unrealized Appreciation (Depreciation)	28,895
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	41,650
Net Increase in Net Assets Resulting from Operations	$43,023

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2012

Financial Statements (cont'd)

Statements of Changes in Net Assets	Year Ended December 31, 2012 (000)	Year Ended December 31, 2011 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$1,373	$2,211
Net Realized Gain	12,755	7,165
Net Change in Unrealized Appreciation (Depreciation)	28,895	(64,556)
Net Increase (Decrease) in Net Assets Resulting from Operations	43,023	(55,180)
Distributions from and/or in Excess of:
Net Investment Income	(1,200)	—
Capital Share Transactions:
Repurchase of Shares (28,157 and 0 shares)	(419)	—
Common Stock Redeemed through Tender Offers (2,583,721 and 0 shares)	(38,472)	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(38,891)	—
Total Increase (Decrease)	2,932	(55,180)
Net Assets:
Beginning of Period	248,003	303,183
End of Period (Including Distributions in Excess of Net Investment Income of $(1,549) and $(1,932))	$250,935	$248,003

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2012

Financial Highlights

Selected Per Share Data and Ratios

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$14.40	$17.60	$14.95	$8.94	$28.24
Net Investment Income†	0.09	0.13	0.03	0.06	0.11
Net Realized and Unrealized Gain (Loss)	2.72	(3.33)	2.70	6.14	(13.94)
Total from Investment Operations	2.81	(3.20)	2.73	6.20	(13.83)
Distributions from and/or in excess of:
Net Investment Income	(0.08)	—	(0.08)	(0.19)	(0.04)
Net Realized Gain	—	—	—	—	(5.45)
Total Distributions	(0.08)	—	(0.08)	(0.19)	(5.49)
Anti-Dilutive Effect of Share Repurchase Program	0.00 ‡	—	—	0.00 ‡	0.02
Anti-Dilutive Effect of Tender Offer	0.04	—	—	—	—
Net Asset Value, End of Period	$17.17	$14.40	$17.60	$14.95	$8.94
Per Share Market Value, End of Period	$15.50	$12.92	$16.36	$13.97	$8.21
TOTAL INVESTMENT RETURN:
Market Value	20.59%	(21.03)%	17.73%	72.38%	(52.58)%
Net Asset Value(1)	19.85%	(18.18)%	18.35%	69.22%	(54.70)%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$250,935	$248,003	$303,183	$257,541	$153,980
Ratio of Expenses to Average Net Assets(2)	1.57%+	1.52%+	1.54%+	1.55%+	1.54%+
Ratio of Net Investment Income to Average Net Assets(2)	0.54%+	0.79%+	0.21%+	0.48%+	0.56%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%	0.01%	0.01%	0.00%§
Portfolio Turnover Rate	47%	57%	61%	63%	99%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	1.63%	1.58%	1.59%+	1.59%+	1.59%+
Ratio of Net Investment Income to Average Net Assets	0.48%	0.73%	0.16%+	0.44%+	0.51%+

(1)  Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2012

Notes to Financial Statements

The Morgan Stanley Emerging Markets Fund, Inc. (the "Fund") was incorporated on August 27, 1991 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Fund's investment objective is long-term capital appreciation through investments primarily in emerging country equity securities. To the extent that the Fund invests in derivative instruments that the adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Company ("MSIM Company") and Morgan Stanley Investment Management Limited ("MSIM Limited") (together, the "Sub-Advisers"), believe have economic characteristics similar to emerging country equity securities, such investments will be counted for purposes of the Fund's policy in the previous sentence. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative instruments as described herein.

A.  Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the last reported bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Short-term debt securities purchased with remaining maturities of

60 days or less are valued at amortized cost, unless the Fund's Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

  Under procedures approved by the Directors, the Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

  The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2012

Notes to Financial Statements (cont'd)

valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

  Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2012.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$—	$243	$—	$243
Air Freight & Logistics	—	1,319	—	1,319
Airlines	1,213	797	—	2,010

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2012

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont'd)
Common Stocks (cont'd)
Auto Components	$—	$492	$—	$492
Automobiles	—	6,719	—	6,719
Beverages	3,704	6,717	—	10,421
Chemicals	3,948	4,529	—	8,477
Commercial Banks	5,612	28,602	—	34,214
Commercial Services & Supplies	—	495	—	495
Computers & Peripherals	—	1,569	—	1,569
Construction & Engineering	—	4,970	—	4,970
Construction Materials	2,403	3,495	—	5,898
Diversified Consumer Services	—	568	—	568
Diversified Financial Services	354	6,504	—	6,858
Diversified Telecommuni- cation Services	—	3,184	—	3,184
Electronic Equipment, Instruments & Components	—	2,226	—	2,226
Energy Equipment & Services	—	1,045	—	1,045
Food & Staples Retailing	4,039	6,943	—	10,982
Food Products	1,834	11,258	—	13,092
Health Care Providers & Services	—	3,052	—	3,052
Hotels, Restaurants & Leisure	2,393	1,408	—	3,801
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont'd)
Common Stocks (cont'd)
Household Durables	$—	$1,634	$—	$1,634
Household Products	—	1,389	—	1,389
Independent Power Producers & Energy Traders	—	993	—	993
Industrial Conglomerates	1,281	5,844	—	7,125
Information Technology Services	—	2,431	—	2,431
Insurance	—	10,042	—	10,042
Internet Software & Services	683	3,511	—	4,194
Machinery	—	875	—	875
Media	1,613	5,159	—	6,772
Metals & Mining	2,219	2,507	—	4,726
Multi-line Retail	—	2,576	—	2,576
Oil, Gas & Consumable Fuels	3,584	21,975	—	25,559
Personal Products	—	361	—	361
Pharmaceuticals	—	7,710	—	7,710
Real Estate Management & Development	—	6,845	—	6,845
Semiconductors & Semiconductor Equipment	—	21,955	—	21,955
Software	—	2,198	—	2,198
Specialty Retail	—	1,866	—	1,866
Textiles, Apparel & Luxury Goods	—	3,984	—	3,984
Tobacco	—	3,293	—	3,293

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2012

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont'd)
Common Stocks (cont'd)
Transportation Infrastructure	$—	$1,059	$—	$1,059
Wireless Telecommuni- cation Services	—	6,772	—	6,772
Total Common Stocks	34,880	211,114	—	245,994
Investment Company	1,629	—	—	1,629
Short-Term Investments
Investment Company	8,427	—	—	8,427
Repurchase Agreements	—	381	—	381
Total Short-Term Investments	8,427	381	—	8,808
Foreign Currency Exchange Contracts	—	19	—	19
Total Assets	$44,936	$211,514	$—	$256,450

  Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2012, securities with a total value of approximately $144,651,000 transferred from Level 1 to Level 2. At December 31, 2012, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

  —investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

  —investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

  Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

  Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses)

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2012

Notes to Financial Statements (cont'd)

on foreign currency translations for the period is reflected in the Statement of Operations.

  A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. emerging markets, securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Accordingly, the price which the Fund may realize upon sale of securities in such markets may not be equal to its value as presented in the financial statements.

  Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4.  Foreign Real Estate Companies:  The Fund may invest up to 10% of its net assets in foreign real estate companies. Foreign real estate companies pool investor funds for investments primarily in commercial real estate properties. They may also include among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

  Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk for loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or Sub-Advisers seek

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2012

Notes to Financial Statements (cont'd)

to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

  Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

  Foreign Currency Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency exchange contract ("currency contracts") is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the currency contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. Hedging the Fund's currency risks involves the risk of mismatching the Fund's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such currency contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or (loss). The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

  FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

  The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2012.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Exchange Contracts	Unrealized Appreciation on Foreign Currency Exchange Contracts	Currency Risk	$19

  The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2012 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Exchange Contracts	$(29)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Exchange Contracts	$19

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2012

Notes to Financial Statements (cont'd)

  For the year ended December 31, 2012, the average monthly principal amount of foreign currency exchange contracts was approximately $1,246,000.

6.  Security Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

  Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

  The value of loaned securities and related collateral outstanding at December 31, 2012 were approximately $4,363,000 and $4,491,000, respectively. The Fund received cash collateral of approximately $4,491,000, of which, approximately $4,337,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of

Investments. At December 31, 2012, there was uninvested cash collateral of approximately $154,000, which is not reflected in the Portfolio of Investments. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.  Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, calculated weekly and payable monthly, at an annual rate of 1.25% of the Fund's average weekly net assets.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C.  Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2012

Notes to Financial Statements (cont'd)

weekly net assets. The Adviser has agreed to limit the administration fee through a waiver so that it will be no greater than the previous administration fee (prior to November 1, 2004) of 0.02435% of the Fund's average weekly net assets plus $24,000 per annum. This waiver may be terminated at any time. For the year ended December 31, 2012, approximately $117,000 of administration fees were waived pursuant to this arrangement. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D.  Custodian Fees: State Street (the "Custodian") and its affiliates serve as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances may be used to offset a portion of the Fund's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

E.  Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to stockholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 and 2011 was as follows:

2012 Distributions Paid From:		2011 Distributions Paid From:
Ordinary Income (000)	Long-term Capital Gain (000)	Ordinary Income (000)	Long-term Capital Gain (000)
$1,200	—	—	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2012

Notes to Financial Statements (cont'd)

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and on certain equity securities designated as issued by passive foreign investment companies and foreign capital gain tax, resulted in the following reclassifications among the components of net assets at December 31, 2012:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$210	$(210)	(—	@)

@  Amount is less than $500.

At December 31, 2012, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$766	—

At December 31, 2012, the aggregate cost for federal income tax purposes is approximately $222,134,000. The aggregate gross unrealized appreciation is approximately $45,167,000 and the aggregate gross unrealized depreciation is approximately $10,870,000 resulting in net unrealized appreciation of approximately $34,297,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At December 31, 2012, the Fund had available for Federal income tax purposes unused capital losses of approximately $10,662,000, which will expire on December 31, 2017.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders. During the year ended December 31, 2012, the Fund utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $9,883,000.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2012, the Fund deferred to January 1, 2013 for U.S. Federal income tax purposes the following losses:

Post-October Currency and Specified Ordinary Losses (000)	Post-October Capital Losses (000)
—	$6

F.  Security Transactions and Transactions with Affiliates: For the year ended December 31, 2012, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $117,230,000 and $153,824,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2012.

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2012

Notes to Financial Statements (cont'd)

The Fund invests in Morgan Stanley Growth Fund, an open-end management investment company advised by an affiliate of the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Morgan Stanley Growth Fund. For the year ended December 31, 2012, advisory fees paid were reduced by approximately $18,000 relating to the Fund's investment in the Morgan Stanley Growth Fund. The Morgan Stanley Growth Fund has a cost basis of approximately $238,000 at December 31, 2012.

A summary of the Fund's transactions in shares of the Morgan Stanley Growth Fund during the year ended December 31, 2012 is as follows:

Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Realized Gain (000)	Dividend Income (000)	Value December 31, 2012 (000)
$1,756	$—	$601	$507	$—	$1,629

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2012, advisory fees paid were reduced by approximately $9,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2012 is as follows:

Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2012 (000)
$17,306	$79,331	$88,210	$11	$8,427

During the year ended December 31, 2012, the Fund incurred approximately $11,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Sub-Advisers and Administrator, for portfolio transactions executed on behalf of the Fund.

During the year ended December 31, 2012, the Fund incurred approximately $28,000 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Sub-Advisers and Administrator under Section 17 of the Act, for portfolio transactions executed on behalf of the Fund.

G.  Other: On July 30, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares trade from their net asset value per share ("NAV"). During the year ended December 31, 2012, the Fund repurchased 28,157 of its shares at an average discount of 9.85% from NAV. Since the inception of the program, the Fund has repurchased 5,627,695 of its shares at an average discount of 17.54% from NAV. The Directors regularly monitor the Fund's share repurchase program as part of their review and consideration of the Fund's premium/discount history. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

On June 13, 2012 the Fund announced the commencement of a tender offer by the Fund to acquire in exchange for cash up to 15% of the Fund's outstanding shares at a price equal to 98.5% of the Fund's NAV as of the close of regular trading on the NYSE on the business day immediately following the day the offer expires. On July 10, 2012, the Fund completed the tender offer. The Fund accepted 2,583,721 shares for payment which represented 15% of the Fund's then outstanding shares. Final payment was made on July 18, 2012 at $14.89 per share, representing 98.5% of the NAV on July 11, 2012.

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2012

Notes to Financial Statements (cont'd)

H.  Results of Annual Meeting of Stockholders (unaudited): On July 24, 2012, an annual meeting of the Fund's stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Withheld
Michael Bozic	11,323,041	3,365,878
Michael F. Klein	11,341,618	3,347,301
W. Allen Reed	11,337,696	3,351,222

I.  Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, "Balance Sheet: Disclosures about Offsetting Assets and Liabilities." The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45, "Balance Sheet: Offsetting — Other Presentation Matters" or ASC 815-10-45, "Derivatives: Overall — Other Presentation Matters" or are subject to enforceable master netting agreements or similar agreements. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2012.

When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of $1,852,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $652,000, and has derived net income from sources within foreign countries amounting to approximately $5,711,000.

In January, the Fund provides tax information to stockholders for the preceding calendar year.

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2012

Notes to Financial Statements (cont'd)

For More Information About Portfolio Holdings (unaudited)

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public website, www.morganstanley.com/im.

The Fund provides a complete schedule of portfolio holdings on the public website on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public website approximately 15 business days following the end of each month. You may obtain copies of the Fund's monthly or calendar-quarter website postings, by calling toll free 1(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record (unaudited)

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1(800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's web site at www.sec.gov.

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of
Morgan Stanley Emerging Markets Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Emerging Markets Fund, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Emerging Markets Fund, Inc. at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2013

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2012

Portfolio Management (unaudited)

The Fund is managed within the Emerging Markets Equity team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Munib Madni, a Managing Director of MSIM Company, Samuel Rhee, an Executive Director of MSIM Company, Ana Cristina Piedrahita, an Executive Director of MSIM Limited, and Eric Carlson, Paul C. Psaila and Ruchir Sharma, each a Managing Director of the Adviser.

Mr. Madni has been associated with MSIM Company in an investment management capacity since February 2005 and began managing the Fund in May 2012. Mr. Rhee has been associated with MSIM Company in an investment management capacity since July 2005 and began managing the Fund in May 2012. Mr. Carlson has been associated with MSIM in an investment management capacity since September 1997 and began managing the Fund in February 2011. Ms. Piedrahita had been associated with MSIM Limited in an investment management capacity and began managing the Fund in January 2002. Mr. Psaila has been associated with the Adviser in an investment management capacity since 1994 and began managing the Fund in February 1994. Mr. Sharma has been associated with the Adviser in an investment management capacity since 1996 and began managing the Fund in February 2002.

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2012

Investment Policy (unaudited)

The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Foreign Currency Exchange Contracts.  In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency exchange contract ("currency contract") is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the currency contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Fund's currency risks involves the risk of mismatching the Fund's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Futures.  A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2012

Investment Policy (unaudited) (cont'd)

the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund's initial investment in such contracts.

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2012

Dividend Reinvestment and Cash Repurchase Plan (unaudited)

Pursuant to the Dividend Reinvestment Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, quarterly, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions (Distribution) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have Distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Emerging Markets Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rhode Island 02940-3078
1(800) 231-2608

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2012

U.S. Privacy Policy (unaudited)

An Important Notice Concerning Our U.S. Privacy Policy

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1. What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies. We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4. How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies for Eligibility Determination?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7. What If an Affiliated Company Becomes a Nonaffiliated Third Party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2012

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				103	Trustee and member of the Hillsdale College Board of Trustees.

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Independent Director (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.
Dr. Manuel H. Johnson (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Independent Director (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	None.

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (65) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2012) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Morgan Stanley Emerging Markets Fund, Inc.

December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

(This page has been left blank intentionally.)

(This page has been left blank intentionally.)

(This page has been left blank intentionally.)

Item 2.  Code of Ethics.

(a)                                 The Trust/Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust/Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                 The Trust/Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                 Not applicable.

(3)                                 Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2012

	Registrant			Covered Entities(1)
Audit Fees		$93,900		N/A

Non-Audit Fees
Audit-Related Fees			$(2)		$(2)
Tax Fees		$3,920	(3)	$3,789,467	(4)
All Other Fees	$			$723,998
Total Non-Audit Fees		$3,920		$4,513,465

Total		$97,820		$4,513,465

2011

	Registrant			Covered Entities(1)
Audit Fees		$93,900		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)		$(2)
Tax Fees		$3,920	(3)	$89,626	(4)
All Other Fees	$			$1,133,094	(5)
Total Non-Audit Fees		$3,920		$1,222,720

Total		$97,820		$1,222,720

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6.

(a) See Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund/Trust invests in exclusively non-voting securities and therefore this item is not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Morgan Stanley Emerging Markets Fund, Inc.

FUND MANAGEMENT

The Fund is managed within the Emerging Markets Equity team.  The team consists of portfolio managers and analysts.  Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Munib Madni and Samuel Rhee, each a Managing Director of MSIM Company, Ana Cristina Piedrahita, an Executive Director of MSIM Limited, and Eric Carlson, Paul C. Psaila and Ruchir Sharma, each a Managing Director of the Adviser.  Mr. Madni has been associated with MSIM Company in an investment management capacity since February 2005 and began managing the Fund in May 2012.  Mr. Rhee has been associated with MSIM Company in an investment management capacity since July 2005 and began managing the Fund in May 2012.  Mr. Carlson has been associated with the Adviser in an investment management capacity since September 1997 and began managing the Fund in February 2011.  Ms. Piedrahita has been associated with MSIM Limited in an investment management capacity and began managing the Fund in January 2002.  Mr. Psaila has been associated with the Adviser in an investment management capacity since 1994 and began managing the Fund in February 1994.  Mr. Sharma has been associated with the Adviser in an investment management capacity since 1996 and began managing the Fund in February 2002.

The composition of the team may change without notice from time to time.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

The following information is as of December 31, 2012:

Mr. Madni managed six registered investment companies with a total of approximately $2.6 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $2.4 billion in assets; and 22 other accounts with a total of approximately $12.2 billion in assets. Of these other accounts, two accounts with a total of approximately $907.0 million in assets, had performance based fees.

Mr. Rhee managed eight registered investment companies with a total of approximately $2.9 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $2.4 billion in assets; and 23 other accounts with a total of approximately $13.1 billion in assets.  Of these other accounts, three accounts with a total of approximately $1.8 billion in assets had performance based fees.

Ms. Piedrahita managed seven registered investment companies with a total of approximately $2.7 billion in assets; six pooled investment vehicles other than registered investment companies with a total of approximately $3.3 billion in assets; and 19 other accounts with a total of approximately $8.0 billion in assets.  Of these other accounts, four accounts with a total of approximately $4.1 billion in assets, had performance based fees.

Mr. Carlson managed eight registered investment companies with a total of approximately $2.8 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $2.6 billion in assets; and 17 other accounts with a total of approximately $5.7 billion in assets.  Of these other accounts, three accounts with a total of approximately $1.8 billion in assets, had performance based fees.

Mr. Psaila managed nine registered investment companies with a total of approximately $2.8 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $2.6 billion in assets; and 17 other accounts with a total of approximately $5.7 billion in assets. Of these other accounts, three accounts with a total of approximately $1.8 billion in assets, had performance based fees.

Mr. Sharma managed eight registered investment companies with a total of approximately $3.1 billion in assets; six pooled investment vehicles other than registered investment companies with a total of approximately $3.6 billion in assets; and 17 other accounts with a total of approximately $5.7 billion in assets.  Of these other accounts, three accounts with a total of approximately $1.8 billion in assets, had performance based fees.

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser and/or Sub-Advisers may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.  In addition, a conflict of interest could exist to the extent the Adviser and/or Sub-Advisers have proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s and/or Sub-Advisers’ employee benefits and/or deferred compensation plans.  The portfolio managers may have an incentive to favor these accounts over others.  If the Adviser and/or Sub-Advisers manage accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser and/or Sub-Advisers could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.  The Adviser and Sub-Advisers have adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser and/or Sub-Advisers.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

•           Cash Bonus.

•           Morgan Stanley’s Long Term Incentive Compensation awards - a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.  All long term incentive compensation awards are subject to clawback provisions where awards can be cancelled if an employee takes any action, or omits to take any action which; causes a restatement of Morgan Stanley’s consolidated financial results; or constitutes a violation of Morgan Stanley’s risk policies and standards.

•           Investment Management Alignment Plan (IMAP) awards - a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser and/or Sub-Advisers or their affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund.  In addition to the clawbacks listed above for long term incentive compensation awards, the provision on IMAP awards is further strengthened such that it may also be triggered if any employee’s actions cause substantial financial loss on a trading strategy, investment, commitment or other holding provided that previous gains on those position were relevant to the employees’ prior year compensation decisions.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include:

•           Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•           The investment performance of the funds/accounts managed by the portfolio manager.

•           Contribution to the business objectives of the Adviser and/or Sub-Advisers.

•           The dollar amount of assets managed by the portfolio manager.

•           Market compensation survey research by independent third parties.

•           Other qualitative factors, such as contributions to client objectives.

•           Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

As of December 31, 2012, the portfolio managers did not own any shares of the Fund.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
June 2012	2,583,721	14.89	N/A	N/A
Sept 2012	2,617	14.6652	N/A	N/A
Oct 2012	22,428	15.0619	N/A	N/A
Dec 2012	3,112	15.3763	N/A	N/A
Total	2,611,878	14.8897	N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Emerging Markets Fund, Inc.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
February 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
February 19, 2013

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 19, 2013